UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2012

Face Up Entertainment Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-164651	27-1551007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 East Sunrise Highway, Suite 202, Valley Stream NY	11581
(Address of principal executive offices)	(Zip Code)

(516) 303- 8100
Registrant’s telephone number, including area code

Game Face Gaming, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On April 27, 2012, the name of Game Face Gaming, Inc. was changed to "Face Up Entertainment Group, Inc. and the symbol for the company on the Over the Counter Bulletin Board was changed to "FUEG".

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.4	Articles of Amendment of the Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME FACE GAMING, INC.

Date: May 2, 2012	By:	/s/ Felix Elinson
	Name:	Felix Elinson
	Title:	Chief Executive Officer

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